UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2020

Teladoc Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Manhattanville Road, Suite 203, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TDOC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Overview

On August 5, 2020, Teladoc Health, Inc. (“Teladoc”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Livongo Health, Inc., a Delaware corporation (“Livongo”), and Tempranillo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Teladoc (“Merger Subsidiary”). Upon the terms and subject to the conditions of the Merger Agreement, Merger Subsidiary will merge with and into Livongo (the “Merger”), with Livongo surviving as a wholly owned subsidiary of Teladoc. The Merger Agreement was unanimously approved by the Board of Directors of each of Teladoc and Livongo.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of Livongo (“Livongo Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held by any shareholder who properly demands and perfects his, her or its appraisal rights with respect to such shares and treasury shares held by Livongo), will be converted into the right to (i) receive 0.5920 of a share of common stock, par value $0.001 per share, of Teladoc (“Teladoc Common Stock”) (the “Stock Consideration”) and (ii) $4.24 in cash, without any interest thereon (together with the Stock Consideration, the “Merger Consideration”).

In addition, prior to the Effective Time, Livongo will declare a special cash dividend (the “Special Dividend”) equal to $7.09 per share of Livongo Common Stock to shareholders of Livongo as of a record date immediately prior to the Effective Time.

Treatment of Livongo Equity Awards

At the Effective Time, each outstanding option to purchase shares of Livongo Common Stock (“Livongo Stock Option”), whether vested or unvested, will be converted into an option to purchase a number of shares of Teladoc Common Stock equal to the product of (i) the number of shares of Livongo Common Stock subject to such Livongo Stock Option immediately prior to the Effective Time and (ii) the Equity Award Adjustment Ratio (as defined below) (rounded down to the nearest whole share of Teladoc Common Stock on an award-by-award basis), with an exercise price equal to the quotient of (x) the exercise price of such Livongo Stock Option and (y) the Equity Award Adjustment Ratio (rounded up to the nearest whole cent), in each case, subject to the same terms and conditions as were applicable to such Livongo Stock Option immediately prior to the Effective Time (including applicable vesting conditions).

At the Effective Time, each outstanding award of restricted Livongo Common Stock (“Livongo Restricted Stock”) will be converted into an award of a number of shares of restricted Teladoc Common Stock equal to the product of (i) the number of shares of Livongo Common Stock subject to such award of Livongo Restricted Stock immediately prior to the Effective Time and (ii) the Equity Award Adjustment Ratio (rounded down to the nearest whole share of Teladoc Common Stock on an award-by-award basis), subject to the same terms and conditions as were applicable to such award of Livongo Restricted Stock immediately prior to the Effective Time (including applicable vesting conditions).

At the Effective Time, each outstanding restricted stock unit award in respect of Livongo Common Stock (“Livongo RSU”) will be converted into a number of restricted stock units with respect to a number of shares of Teladoc Common Stock equal to the product of (i) the number of shares of Livongo Common Stock subject to such Livongo RSU award immediately prior to the Effective Time and (ii) the Equity Award Adjustment Ratio (rounded down to the nearest whole share of Teladoc Common Stock on an award-by-award basis), subject to the same terms and conditions as were applicable to such Livongo RSU immediately prior to the Effective Time (including applicable vesting conditions).

At the Effective Time, each outstanding restricted stock unit award in respect of Livongo Common Stock that is subject to performance vesting conditions (“Livongo PSU”) will be converted, on the basis of full achievement of all applicable performance goals, into a number of restricted stock units with respect to a number of shares of Teladoc Common Stock equal to the product of (i) the number of shares of Livongo Common Stock subject to such Livongo PSU award immediately prior to the Effective Time and (ii) the Equity Award Adjustment Ratio (rounded down to the nearest whole share of Teladoc Common Stock on an award-by-award basis), subject to the same terms and conditions as were applicable to such Livongo PSU immediately prior to the Effective Time; provided that any such converted Livongo PSU will continue to be subject to any time-based vesting terms applicable to the Livongo PSU prior to such conversion, but subject only to the continued service of the holder through each applicable vesting date and will not be subject to any performance goals or metrics following the Effective Time.

For purposes of converting the Livongo equity awards, the “Equity Award Adjustment Ratio” means the quotient determined by dividing (i) the volume weighted average closing price of Livongo Common Stock on the four trading days ending on the trading day immediately prior to the trading day on which the Livongo Common Stock trades ex-dividend with respect to the Special Dividend, or if the Livongo Common Stock never trades ex-dividend, on the last complete trading day prior to the Effective Time (as reported in The Wall Street Journal or, if not reported therein, in another authoritative source mutually selected by Teladoc and Livongo) by (ii) the volume weighted average closing price of Teladoc Common Stock on the New York Stock Exchange (as reported in The Wall Street Journal or, if not reported therein, in another authoritative source mutually selected by Teladoc and Livongo) on the four trading days beginning on the trading day prior to or following the Effective Time, as mutually agreed by Teladoc and Livongo and consistent with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

The conversion of Livongo equity awards described above will be subject to such modifications, if any, as are required to cause the conversion to be made in a manner consistent with the requirements of Section 409A of the Code and, in the case of any Livongo Stock Option to which Sections 422 or 423 of the Code applies, the exercise price and the number of shares of Teladoc Common Stock purchasable pursuant to such option will be determined subject to such adjustments as are necessary in order to satisfy the requirements of Section 424(a) of the Code.

Closing Conditions

The obligation of the parties to consummate the Merger is subject to customary conditions, including, among others, (i) the approval by Teladoc’s shareholders (the “Requisite Teladoc Vote”) of an amendment to Teladoc’s certificate of incorporation to increase the number of authorized shares of Teladoc Common Stock (the “Charter Amendment”) and the issuance of Teladoc Common Stock in the transaction (the “Share Issuance”), (ii) the approval and adoption of the Merger Agreement by Livongo’s shareholders (the “Requisite Livongo Vote”), (iii) the absence of any U.S. court order or law prohibiting the consummation of the Merger, (iv) the early termination or expiration of any applicable waiting period or periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (v) the shares of Teladoc Common Stock to be issued in the Merger having been approved for listing on the New York Stock Exchange, (vi) the effectiveness of the registration statement of Teladoc pursuant to which shares of Teladoc Common Stock to be issued in the Merger will be registered with the SEC, (vii) compliance by Teladoc and Livongo in all material respects with their respective obligations under the Merger Agreement and (viii) subject in most cases to exceptions that do not rise to the level of a “Tempranillo Material Adverse Effect” or a “Lafite Material Adverse Effect” (each as defined in the Merger Agreement), as applicable, the accuracy of representations and warranties made by Teladoc and Livongo, respectively. The obligation of Teladoc and Livongo to consummate the Merger is also subject to a “Tempranillo Material Adverse Effect” or “Lafite Material Adverse Effect”, as applicable, not having occurred or be continuing. Additionally, the obligation of Livongo to consummate the Merger is subject to its receipt of an opinion stating that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both Teladoc and Livongo with respect to each party’s business. The Merger Agreement also contains customary covenants, including covenants by each of Teladoc and Livongo to, subject to certain exceptions, conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

Under the Merger Agreement, each of Teladoc and Livongo has agreed to use its reasonable best efforts to take all actions and to do all things necessary, proper or advisable to consummate the Merger, including obtaining all consents from U.S. governmental authorities and taking all steps as may be reasonably necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any U.S. governmental authorities, in order to consummate the Merger and the other transactions contemplated by the Merger Agreement. Notwithstanding such general obligation, Teladoc and Livongo are not required to take any action that would reasonably be expected to have a material adverse effect on Teladoc, Livongo and their respective subsidiaries, taken as a whole.

The Merger Agreement provides that the parties thereto will take all necessary action such that, for the two-year period commencing at the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, or until their earlier death, resignation or removal in accordance with the organizational documents of Teladoc, the Board of Directors of Teladoc will be comprised of 13 directors, consisting of (i) eight current directors of Teladoc selected by the Board of Directors of Teladoc prior to the Effective Time and (ii) five current directors of Livongo selected by the Board of Directors of Livongo prior to the Effective Time.

Shareholder Meetings; Non-Solicitation; Intervening Events

The Merger Agreement requires each of Teladoc and Livongo to convene a shareholder meeting for purposes of obtaining the Requisite Teladoc Vote and the Requisite Livongo Vote, respectively. In addition, subject to certain exceptions, each of Teladoc and Livongo have agreed (i) not to solicit alternative transactions or enter into discussions concerning, or provide information in connection with, any alternative transaction and (ii) that its Board of Directors will recommend that its shareholders approve the Share Issuance and the Charter Amendment or approve and adopt the Merger Agreement, as applicable.

Prior to the Requisite Teladoc Vote and the Requisite Livongo Vote, as applicable, the Board of Directors of Teladoc or the Board of Directors of Livongo, as applicable, may, in connection with (i) the receipt of a “Tempranillo Superior Proposal” or a “Lafite Superior Proposal” (each as defined in the Merger Agreement), respectively, or (ii) a “Tempranillo Intervening Event” or a “Lafite Intervening Event” (each as defined in the Merger Agreement), respectively, change its recommendation, in each case, subject to complying with notice and other specified conditions, including giving the other party the opportunity to propose changes to the Merger Agreement in response to such Tempranillo Superior Proposal, Lafite Superior Proposal, Tempranillo Intervening Event or Lafite Intervening Event, as applicable, if the Board of Directors of Teladoc or the Board of Directors of Livongo, as applicable, determines in good faith that the failure to do so would be inconsistent with its fiduciary duties under applicable law.

Termination

The Merger Agreement contains certain customary termination rights for Teladoc and Livongo. Subject to certain limitations, the Merger Agreement may be terminated by either Teladoc or Livongo if (i) the Merger is not consummated on or before May 5, 2021 (the “End Date”), (ii) a final U.S. court order makes the Merger illegal or a U.S. law is enacted to prohibit the Merger and (iii) if the Requisite Teladoc Vote or the Requisite Livongo Vote is not obtained.

In addition, Teladoc may terminate the Merger Agreement: (i) if prior to the receipt of the Requisite Livongo Vote, (a) Livongo has delivered a notice of a Lafite Intervening Event or a Lafite Superior Proposal Notice (which, in each case, has not been withdrawn) or the Board of Directors of Livongo has changed its recommendation that Livongo shareholders vote in favor of the approval and adoption of the Merger Agreement, (b) the Board of Directors of Livongo has failed to reaffirm its recommendation that Livongo shareholders vote in favor of the approval and adoption of the Merger Agreement following the public disclosure of a Lafite Takeover Proposal (as defined in the Merger Agreement) and a request by Teladoc for such reaffirmation, (c) a tender or exchange offer for Livongo’s securities has been commenced and Livongo has not publicly announced a rejection of such tender or exchange offer within ten business days after commencement of such offer or (d) there has been a willful and material breach of Livongo’s non-solicitation covenant or the covenant to convene a shareholder meeting for purposes of obtaining the Requisite Livongo Vote; (ii) if Livongo has breached or failed to perform any of its representations, warranties, covenants or other agreements such that a condition to Teladoc’s obligation to consummate the Merger would fail to be satisfied, and such breach or failure is not cured during a 30-day cure period or is incapable of being cured by May 5, 2021; or (iii) prior to the receipt of the Requisite Teladoc Vote, in order to enter into a definitive agreement providing for a Tempranillo Superior Proposal if certain conditions are met.

Livongo will be obligated to pay to Teladoc a termination fee of $562,810,000 in the event the Merger Agreement is terminated: (i) by Teladoc in accordance with the termination right described in clause (i) in the immediately preceding paragraph; (ii) by Teladoc or Livongo due to the failure to obtain the Requisite Livongo Vote at a time when the Merger Agreement was terminable by Teladoc in accordance with the termination right described in clause (i) in the immediately preceding paragraph; (iii) by Teladoc or Livongo due to the failure to obtain the Requisite Livongo Vote and (a) at or prior to the Livongo shareholder meeting convened for purposes of obtaining the Requisite Livongo Vote, a Lafite Takeover Proposal has been made to the Board of Directors of Livongo or becomes publicly known, and (b) within 12 months of termination of the Merger Agreement, Livongo enters into an acquisition agreement with respect to a Lafite Takeover Transaction (as defined in the Merger Agreement) or any Lafite Takeover Transaction is consummated; (iv) by Teladoc or Livongo due to the failure to consummate the Merger on or before May 5, 2021 or by Teladoc in accordance with the termination right described in clause (ii) in the immediately preceding paragraph, and (a) prior to termination of the Merger Agreement, a Lafite Takeover Proposal has been made to the Board of Directors of Livongo or becomes publicly known, and (b) within 12 months of termination of the Merger Agreement, Livongo enters into an acquisition agreement with respect to a Lafite Takeover Transaction or any Lafite Takeover Transaction is consummated; or (v) by Livongo in order to enter into a definitive agreement providing for a Lafite Superior Proposal.

In addition, Livongo may terminate the Merger Agreement: (i) if prior to the receipt of the Requisite Teladoc Vote, (a) Teladoc has delivered a notice of a Tempranillo Intervening Event or a Tempranillo Superior Proposal (which, in each case, has not been withdrawn) or the Board of Directors of Teladoc has changed its recommendation that Teladoc shareholders vote in favor of the approval of the Charter Amendment and the Share Issuance, (b) the Board of Directors of Teladoc has failed to reaffirm its recommendation that Teladoc shareholders vote in favor of the approval of the Charter Amendment and the Share Issuance following the public disclosure of a Tempranillo Takeover Proposal (as defined in the Merger Agreement) and a request by Livongo for such reaffirmation, (c) a tender or exchange offer for Teladoc’s securities has been commenced and Teladoc has not publicly announced a rejection of such tender or exchange offer within ten business days after commencement of such offer or (d) there has been a willful and material breach of Teladoc’s non-solicitation covenant or the covenant to convene a shareholder meeting for purposes of obtaining the Requisite Teladoc Vote; (ii) Teladoc has breached or failed to perform any of its representations, warranties, covenants or other agreements such that a condition to Livongo’s obligation to consummate the Merger would fail to be satisfied, and such breach or failure is not cured during a 30-day cure period or is incapable of being cured by May 5, 2021; or (iii) prior to the receipt of the Requisite Livongo Vote, in order to enter into a definitive agreement providing for a Lafite Superior Proposal if certain conditions are met.

Teladoc will be obligated to pay to Livongo a termination fee of $712,330,000 in the event the Merger Agreement is terminated: (i) by Livongo in accordance with the termination right described in clause (i) in the immediately preceding paragraph; (ii) by Livongo or Teladoc due to the failure to obtain the Requisite Teladoc Vote at a time when the Merger Agreement was terminable by Livongo in accordance with the termination right described in clause (i) in the immediately preceding paragraph; (iii) by Livongo or Teladoc due to the failure to obtain the Requisite Teladoc Vote and (a) at or prior to the Teladoc shareholder meeting convened for purposes of obtaining the Requisite Teladoc Vote, a Tempranillo Takeover Proposal has been made to the Board of Directors of Teladoc or becomes publicly known, and (b) within 12 months of termination of the Merger Agreement, Teladoc enters into an acquisition agreement with respect to a Tempranillo Takeover Transaction (as defined in the Merger Agreement) or any Tempranillo Takeover Transaction is consummated; (iv) by Livongo or Teladoc due to the failure to consummate the Merger on or before May 5, 2021 or by Livongo in accordance with the termination right described in clause (ii) in the immediately preceding paragraph, and (a) prior to termination of the Merger Agreement, a Tempranillo Takeover Proposal has been made to the Board of Directors of Teladoc or becomes publicly known, and (b) within 12 months of termination of the Merger Agreement, Teladoc enters into an acquisition agreement with respect to a Tempranillo Takeover Transaction or any Tempranillo Takeover Transaction is consummated; or (v) by Teladoc in order to enter into a definitive agreement providing for a Tempranillo Superior Proposal.

Important Statement Regarding the Merger Agreement

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the Merger Agreement has been included to provide Teladoc shareholders and other security holders with information regarding its terms and is not intended to provide any factual information about Teladoc or Livongo. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by Teladoc shareholders, Livongo shareholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by Teladoc shareholders, Livongo shareholders or other security holders. Teladoc shareholders, Livongo shareholders and other security holders are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to Livongo shareholders’ right to receive the Merger Consideration and the right of holders of Livongo equity awards to receive the consideration provided for such equity awards pursuant to the Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Teladoc, Livongo or Merger Subsidiary. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Teladoc’s or Livongo’s public disclosures. Teladoc acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, Teladoc, Livongo, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Teladoc and Livongo and a prospectus of Teladoc, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of Teladoc and Livongo make with the SEC.

Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, Teladoc entered into a voting agreement (the “Voting Agreement”) with General Catalyst Group VI, L.P., General Catalyst Group VIII, L.P., General Catalyst Group VIII Supplemental, L.P. and GC Venture LH Manager, LLC (collectively, “General Catalyst”), Kinnevik Internet Lux S.a.r.l., 7Wire Ventures LLC, Glen Tullman and Lee Shapiro (collectively, together with General Catalyst, the “Specified Livongo Shareholders”). Subject to certain exceptions, the Voting Agreement requires that the Specified Livongo Shareholders vote all issued and outstanding shares of Livongo Common Stock currently held or thereafter acquired by such Specified Livongo Shareholders in favor of the approval and adoption of the Merger Agreement and against any proposal by third parties to acquire Livongo.

Under the Voting Agreement, the Specified Livongo Shareholders agreed not to transfer 75% of their shares of Livongo Common Stock, subject to certain exceptions, and not to take certain other actions that would impair the ability of the Specified Livongo Shareholders to fulfill their respective obligations under the Voting Agreement. The Voting Agreement also contains non-solicitation covenants with respect to alternative transactions generally similar to those contained in the Merger Agreement with respect to Livongo.

The Voting Agreement will terminate upon the earliest of: (i) the Effective Time; (ii) the termination of the Merger Agreement in accordance with its terms; (iii) the date on which any amendment to the Merger Agreement is effected, or any waiver of Livongo’s rights under the Merger Agreement is granted, in each case, without the Specified Livongo Shareholders’ prior written consent, that (A) diminishes the Merger Consideration to be received by the shareholders of Livongo, (B) changes the forms of Merger Consideration payable to the shareholders of Livongo, (C) extends the End Date or imposes any additional conditions or obligations that would reasonably be expected to prevent or impede the consummation of the Merger or (D) affects any of the material terms of certain specified provisions of the Merger Agreement in a manner that is materially adverse to any of the Specified Livongo Shareholders; (iv) the date on which the Board of Directors of Teladoc changes its recommendation that Teladoc shareholders vote in favor of the approval of the Charter Amendment and the Share Issuance; and (v) the date on which the Board of Directors of Livongo changes its recommendation that Livongo shareholders vote in favor of the approval and adoption of the Merger Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Teladoc and Livongo, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated synergies, projected financial information and future opportunities) and any other statements regarding Teladoc’s and Livongo’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar expressions. All such forward-looking statements are based on current expectations of Teladoc’s and Livongo’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Teladoc and Livongo stockholder approvals; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals (including anticipated tax treatment) are not obtained or are obtained subject to conditions that are not anticipated by the parties; potential litigation relating to the potential transaction that could be instituted against Teladoc, Livongo or their respective directors; the effects of disruption to Teladoc’s or Livongo’s respective businesses; restrictions during the pendency of the potential transaction that may impact Teladoc’s or Livongo’s ability to pursue certain business opportunities or strategic transactions; the effect of this communication on Teladoc’s or Livongo’s stock prices; transaction costs; Teladoc’s ability to achieve the benefits from the proposed transaction; Teladoc’s ability to effectively integrate acquired operations into its own operations; the ability of Teladoc or Livongo to retain and hire key personnel; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include the effects of industry, market, economic, political or regulatory conditions outside of Teladoc’s or Livongo’s control (including public health crises, such as pandemics and epidemics); changes in laws and regulations applicable to Teladoc’s business model; changes in market conditions and receptivity to Teladoc’s services and offerings; results of litigation; the loss of one or more key clients of Teladoc (including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the potential transaction); changes to Teladoc’s abilities to recruit and retain qualified providers into its network; the impact of the COVID-19 pandemic on the parties’ business and general economic conditions; risks regarding Livongo’s ability to retain clients and sell additional solutions to new and existing clients; Livongo’s ability to attract and enroll new members; the growth and success of Livongo’s partners and reseller relationships; Livongo’s ability to estimate the size of its target market; uncertainty in the healthcare regulatory environment; and the factors set forth under the heading “Risk Factors” of Teladoc’s Annual Report and Livongo’s Annual Report, in each case on Form 10-K, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the potential transaction, are more fully discussed in the joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Neither Teladoc nor Livongo assumes any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information for Investors and Stockholders

In connection with the potential transaction, Teladoc expects to file a registration statement on Form S-4 with the SEC containing a preliminary prospectus of Teladoc that also constitutes a preliminary proxy statement of each of Teladoc and Livongo. After the registration statement is declared effective, each of Teladoc and Livongo will mail a definitive joint proxy statement/prospectus to stockholders of Teladoc and Livongo, respectively. This communication is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Teladoc or Livongo may file with the SEC in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF TELADOC AND LIVONGO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Teladoc or Livongo through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Teladoc will be available free of charge on Teladoc’s website at https://ir.teladochealth.com and copies of the documents filed with the SEC by Livongo will be available free of charge on Livongo’s website at https://ir.livongo.com/. Additionally, copies may be obtained by contacting the investor relations departments of Teladoc or Livongo.

Teladoc and Livongo and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Teladoc is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 14, 2020. Information about the directors and executive officers of Livongo is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 24, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 6, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

The term “Teladoc” and such terms as “the company,” “the corporation,” “our,” “we,” “us” and “its” may refer to Teladoc Health, Inc., one or more of its consolidated subsidiaries, or to all of them taken as a whole. All of these terms are used for convenience only and are not intended as a precise description of any of the separate companies, each of which manages its own affairs.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 5, 2020, by and among Teladoc Health, Inc., Tempranillo Merger Sub, Inc. and Livongo Health, Inc.
10.1	Voting Agreement, dated as of August 5, 2020, by and among Teladoc Health, Inc., Tempranillo Merger Sub, Inc., General Catalyst Group VI, L.P., General Catalyst Group VIII, L.P., General Catalyst Group VIII Supplemental, L.P., GC Venture LH Manager, LLC, Kinnevik Internet Lux S.a.r.l., 7Wire Ventures LLC, Glen Tullman and Lee Shapiro
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC HEALTH, INC.
Dated: August 5, 2020	By:	/s/ Adam C. Vandervoort
Name: Adam C. Vandervoort
Title: Chief Legal Officer and Secretary